UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

September 14, 2005 (September 9, 2005)
Date of Report (Date of earliest event reported)

COMPETITIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8696	36-2664428
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number )	Identification No.)

1960 Bronson Road, Fairfield, Connecticut 06824
(Address of principal executive offices) (Zip Code)

(203) 255-6044
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 14, 2005, Competitive Technologies, Inc. (the “Company”) announced that the Company received notice that John B. Nano, its former President and Chief Executive Officer, had filed a complaint with the Occupational Safety and Health Administration alleging a violation of the Sarbanes-Oxley Act by Competitive Technologies in connection with the termination of his employment. The Company believes that the complaint is totally without merit.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release dated September 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

Date: September 14, 2005	By:	/s/ Michael D. Davidson
	Name:	Michael D. Davidson
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated September 14, 2005, announcing that CTT had received notice of a complaint filed with the Occupational Safety and Health Administration by its former Chief Executive Officer. .